                                                                      EXHIBIT 99



In re:                                       Case No.:         399-02649 THROUGH 399-02680
                                                               ---------------------------

         SERVICE MERCHANDISE COMPANY, INC.
         ---------------------------------

                                             Judge:            PAINE
                                                               ---------------------------

                                             Chapter 11

Debtor(s)

         MONTHLY OPERATING REPORT FOR PERIOD ENDING              May 28, 2000
                                                                 ------------
         COMES NOW,                          SERVICE MERCHANDISE COMPANY, INC.
                                             ---------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing and ending May 28, 2000 as shown by the report and exhibits consisting of 16 pages and containing the following as indicated:

                    [X]    Monthly Reporting Questionnaire (Attachment 1)

                    [X]    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                    N/A    Summary of Accounts Receivable (Form OPR-3)

                    [X]    Schedule of Postpetition Liabilities (Form OPR-4)

                    [X]    Statement of Income (Loss) (Form OPR-5)


     I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date:                                        DEBTOR-IN-POSSESSION
         ---------------------------

                                             By:                        /s/ Thomas L. Garrett, Jr.
                                                                        ---------------------------------------------------

                                             Name and Title:            THOMAS L. GARRETT, JR., SENIOR VICE PRESIDENT & CFO
                                                                        ---------------------------------------------------

                                             Address:                   7100 SERVICE MERCHANDISE DRIVE
                                                                        ---------------------------------------------------
                                                                        BRENTWOOD, TENNESSEE 37027
                                                                        ---------------------------------------------------

                                             Telephone No:              (615) 660-3477
                                                                        ---------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 1, 2000 THROUGH MAY 28, 2000

1. Payroll

                                                                                      WAGES                   TAXES

   OFFICERS                        TITLE                                        GROSS        NET          DUE       PAID
----------------------------------------------------------------------------------------------------------------------------
SAM CUSANO              CHIEF EXECUTIVE OFFICER                                50,188.10   31,987.21    4,513.07  13,590.92

C. STEVEN MOORE         SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                        GENERAL COUNSEL AND SECRETARY                          27,752.86   18,561.35    2,196.49   6,743.91

THOMAS L. GARRETT, JR   SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER      25,089.38   17,455.62    1,848.25   5,465.60

GARY SEASE              SENIOR VICE PRESIDENT, LOGISTICS                       25,507.28   16,555.40    2,053.47   6,074.48

CHARLES K. SEPTER       PRESIDENT AND CHIEF OPERATING OFFICER                  39,229.81   24,600.80    3,599.30  10,069.30

ROBERT J. PINDRED       VICE PRESIDENT AND TREASURER                           11,558.88    8,433.50      568.06   1,684.32

JOE M. ELLIOTT          VICE PRESIDENT, PROPERTY ADMINISTRATION                11,597.13    7,777.69      629.65   1,831.86

ERIC A. KOVATS          VICE PRESIDENT, STORES                                 22,000.46   13,083.63    1,544.80   4,776.32

KARREN PRASIFKA         ASSISTANT GENERAL COUNSEL VICE PRESIDENT               13,120.61    8,939.99    1,028.54   3,036.55

BILLY STEWART           ASSISTANT TAX VICE PRESIDENT, TAX                       6,549.73    4,638.37      332.85     986.41

KENNETH A. CONWAY       VICE PRESIDENT AND CONTROLLER                          12,335.22    9,392.90      655.55   1,939.87

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  May 1, 2000 THROUGH May 28, 2000

2.  INSURANCE

                                                                                                                           DATE
                                                              COVERAGE           POLICY      EXPIRATION      PREMIUM     COVERAGE
TYPE                               NAME OF CARRIER             AMOUNT            NUMBER         DATE          AMOUNT     PAID THRU
-----------------------------------------------------------------------------------------------------------------------------------
Property                       Fireman's Fund Insurance Co   $5 Million         CCIPW12011     12/31/00     $1,441,249    12/31/00
                               Royal                         $5 Million          RHD314289     12/31/00     $  100,000    12/31/00
                               Westchester Fire              $15 Million         1XA394310     12/31/00     $   50,100    12/31/00
                               Allianz Insurance Co          $12 Million        CLP1034720     12/31/00     $   20,040    12/31/00
                               TIG Insurance Co              $13 Million       XPT38797667     12/31/00     $   32,500    12/31/00
                               Westchester Fire              $20 Million         1XA394311     12/31/00     $   10,020    12/31/00
                               Allianz Insurance Co          $30 Million        CLP1034720     12/31/00     $   15,030    12/31/00
                               Allianz Insurance Co          $25 Million        CLP1034720     12/31/00     $    6,680    12/31/00
Boiler & Machinery             Hartford Steam Boiler         $10 Million           4914539     12/31/00     $    8,383    12/31/00
Transit                        Fireman's Fund Insurance Co   $1 Million         CCIMG72820     12/31/00     $    8,525    12/31/00
Ocean Cargo                    Fireman's Fund Insurance Co   $10 Million           CR37211     12/31/00     $   25,000    12/31/00
Special Crime                  Reliance Insurance Co         $25 Million        NFK1951937     05/01/02     $   13,458    05/01/02
Crime                          National Union Fire Ins Co    $10 Million          858-0797     03/01/01     $   56,505    03/01/01
Fiduciary                      National Union Fire Ins Co    $10 Million         267-81-30     03/01/01     $   19,140    03/01/01
Employment Practices Liability Chubb Insurance Co            $10 Million         81278901A     03/01/01     $  130,845    03/01/01
                               Royal Insurance Co            $10 Million         PSF000010     03/01/01     $   56,364    03/01/01
Directors & Officers           Continental Insurance Co      $10 Million         300714943     03/01/01     $  453,500    03/01/01
                               Chubb Insurance Co            $10 Million        81278902-A     03/01/01     $  266,666    03/01/01
                               Royal Insurance Co            $10 Million         PSF000009     03/01/01     $  133,000    03/01/01
Umbrella                       Federal Insurance Co          $50 Million          79763295     12/31/01     $   63,357    12/31/00
Excess Liability               American Guarantee & Liab     $50 Million      AEC287610700     12/31/00     $   25,000    12/31/00
International                  Ace American Ins Co           $1 Million          PHF051491     12/31/00     $    2,500    12/31/00
Punitive Damages               Chubb Atlantic Indemnity      $50 Million   (00) 3310-05-98     12/31/00     $   17,160    12/31/00
Punitive Damages - Excess      Zurich International Bermuda  $50 Million       ZGEB-091 PD     12/31/00     $    5,000    12/31/00
General Liability              Ace American Ins Co           $5 Million       XSLG19903254     12/31/00     $   11,032    12/31/00
Workers' Compensation          Pacific Employers Ins Co      Statutory        WLRC42662112     12/31/00     $   19,978    12/31/00
WC Excess                      Ace American Ins Co           Statutory           XWC011950     12/31/00     $    1,601    12/31/00
WC Contractual Indemnity       Illinois Union Insurance Co   Statutory        CTPG19903461     12/31/00     $    2,083    12/31/00
WC Nevada                      Ace American Ins Co           Statutory        NWCC42662173     12/31/00     $    1,737    12/31/00
Auto                           Pacific Employers Ins Co      $1 Million       ISAH07571008     12/31/00     $    2,083    12/31/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 1, 2000 THROUGH MAY 28, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $    12,250
RETAIL SAFE FUNDS                                                        1,953,792

CORPORATE ACCOUNTS                                                       5,688,636
------------------                                                       ---------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                            976,003
FIRSTAR                                                                     52,705
SOCIETY NATIONAL BANK                                                      643,423
BANK OF BOSTON                                                             646,524
BANK OF BOSTON CONNECTICUT                                                 330,526
MERCANTILE BANK                                                             95,330
FIRST UNION                                                              4,091,177
HARRIS TRUST                                                               984,577
BANK ONE LOUISIANA                                                       1,115,766
ABN - AMRO BANK                                                            282,283
COMERICA BANK                                                              356,657
AM SOUTH                                                                   433,652
BANK OF AMERICA CALIFORNIA                                               1,568,008
FIRST AMERICAN NATIONAL BANK                                               417,846
HERITAGE BANK OF NEVADA                                                        775
BANK OF OKLAHOMA                                                           387,012
CHASE BANK OF TEXAS                                                      1,327,633
HIBERNIA                                                                   144,704
SINGLE STORE DEPOSITORY ACCOUNTS                                           243,197
WELLS FARGO BANK                                                           145,239
NATIONSBANK                                                                316,721
BANK ONE, IN                                                               289,649
PNC BANK                                                                 1,176,708
BANK ONE, TEXAS                                                             66,872
CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)      18,789,511
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                              62,477
OTHER CASH ACCOUNTS                                                     14,192,872
                                                                       -----------

TOTAL CASH PER GENERAL LEDGER                                          $56,792,524
                                                                       ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 1, 2000 THROUGH MAY 28, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                      ACTUAL       ACTUAL      ACTUAL      ACTUAL      TOTAL

                          Monday     05/01/00     05/08/00    05/15/00    05/22/00    05/01/00
                          Sunday     05/07/00     05/14/00    05/21/00    05/28/00    05/28/00
                                    -------------------------------------------------------------
Receipts:
   Sales receipts                    $ 31,774      $38,647     $52,123     $34,863     $157,407
   Miscellaneous receipts                  --           --          --          --           --
                                    -------------------------------------------------------------
   Total available collections         31,774       38,647      52,123      34,863      157,407


Disbursements:
   Merchandise disbursements           14,432       14,143      13,109      13,482       55,166
   Non-merchandise disbursements       21,133       12,675      16,135      13,749       63,692
                                    -------------------------------------------------------------
Total disbursements:                   35,565       26,818      29,244      27,231      118,858
                                    -------------------------------------------------------------

Net receipts/(disbursements)         $ (3,791)     $11,829     $22,879     $ 7,632     $ 38,549
                                    =============================================================

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 1, 2000 THROUGH MAY 28, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   Actual      Forecast     Forecast     Forecast     Forecast
                                 6/11/2000    6/18/2000     7/2/2000     7/30/2000    8/27/2000
                                 ---------    ---------     --------     ---------    ---------
Ending Total Revolver Balance     $110,000     $108,707     $111,186     $127,950     $143,713
Term Loan                           60,000       60,000       60,000       60,000       60,000
Standby Letters of Credit           33,142       31,072       30,362       27,112       27,056
Trade Letters of Credit             10,314       17,191       21,478       38,241       39,393
                                  --------     --------     --------     --------     --------
Total Extensions of Credit         213,456      216,970      223,026      253,303      270,162

Borrowing Base                     488,928      480,212      463,866      447,168      431,705
                                  --------     --------     --------     --------     --------

Availability                      $275,472     $263,242     $240,840     $193,865     $161,543
                                  ========     ========     ========     ========     ========

Notes:

The anticipated increase in revolver borrowings and decrease in availability in July and August reflects, among other things, the capital expenditures for the store conversions pursuant to the 2000 Business Plan.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  May 1, 2000 THROUGH May 28, 2000

4.  Payments to Professionals May 1, 2000 through May 28, 2000

     Vendor #           Vendor Name                               Check Amt.     Check Date     Check #
-------------------------------------------------------------------------------------------------------------------------
      44013     MCCARTER & ENGLISH                              $       645.89     5/1/2000     50001725
      67017     BARKLEY & THOMPSON                              $     2,354.20     5/1/2000     50001728
      71403     SEYFARTH SHAW FAIRWEATHER & GERALDSON           $     9,565.40     5/1/2000     50001729
      96683     GORR MOSER DELL & LOGHNEY                       $        80.36     5/1/2000     50001736
     101606     SERVICE REAL ESTATE VENTURE                     $   150,000.00     5/2/2000     B0021682
      57117     DELOITTE & TOUCHE                               $     1,650.00     5/3/2000     50001938
      63010     RIVES & PETERSON                                $       907.50    5/11/2000     50002712
      50995     BRANN & ISAACSON                                $       432.25    5/16/2000     50003101
      98378     SKADDEN, ARPS, SLATE, MEAGHER & FLOM            $   621,030.00    5/16/2000     B0021794
      99104     JAY ALIX & ASSOCIATES                           $   201,008.09    5/16/2000     B0021795
      99329     AEGIS PROPERTY TAX SPECIALISTS                  $     9,225.00    5/17/2000     50003282
      71403     SEYFARTH SHAW FAIRWEATHER & GERALDSON           $     2,210.29    5/18/2000     50003326
      57117     DELOITTE & TOUCHE                               $    15,369.28    5/23/2000     50003888
      99329     AEGIS PROPERTY TAX SPECIALISTS                  $       837.96    5/25/2000     50004233
      99329     AEGIS PROPERTY TAX SPECIALISTS                  $     7,621.78    5/25/2000     50004253
      99329     AEGIS PROPERTY TAX SPECIALISTS                  $     1,536.84    5/25/2000     50004254
     101232     E & Y RESTRUCTURING, LLC                        $   239,163.00    5/25/2000     B0021860
      71217     BASS BERRY & SIMS                               $   105,574.44    5/25/2000     B0021861
      79108     ERNST & YOUNG LLP                               $    33,538.00    5/25/2000     B0021862
      99391     OTTERBOURG, STEINDLER, HOUSTON & ROSEN, PC      $   165,538.29    5/25/2000     B0021863
      99454     HARWELL, HOWARD, HYNE, GABBERT & MANNER, PC     $    36,845.96    5/25/2000     B0021864
      48779     LOSS, PAVONE & OREL                             $       407.00    5/26/2000     50004378
      53703     BARRON & STADFELD, PC                           $       370.75    5/26/2000     50004379
      57809     MCNEILL & TAYLOR, PA                            $     1,149.70    5/26/2000     50004380
      63010     RIVES & PETERSON                                $       404.85    5/26/2000     50004381
      67017     BARKLEY & THOMPSON                              $     5,561.81    5/26/2000     50004383
      71403     SEYFARTH SHAW FAIRWEATHER & GERALDSON           $     7,283.93    5/26/2000     50004384
      93547     D'ASSARO & HALL                                 $     1,308.00    5/26/2000     50004395
      95569     TALBOTT & ALSOP                                 $       108.00    5/26/2000     50004397
      95911     KELLY LUCAS & PACIFICO, LLP                     $       750.00    5/26/2000     50004398
      95913     LOCKE, REYNOLDS, BOYD & WEISELL                 $       909.12    5/26/2000     50004399
      99329     AEGIS PROPERTY TAX SPECIALISTS                  $     9,937.50    5/26/2000     50004406
     100906     PETER J SOLOMON COMPANY LIMITED                 $   119,548.00    5/26/2000     B0021883

              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                          (Debtor - in - Possession)
                                (In thousands)



                                                                    MAY 28,         APRIL 30,
                                                                     2000             2000
                                                                  -----------      -----------
     ASSETS
     Current Assets:
         Cash and cash equivalents                                $    56,793      $    37,501
         Accounts receivable                                            7,821            7,282
         Inventories                                                  589,546          636,445
         Prepaid expenses and other assets                             20,111           23,757
                                                                  -----------      -----------

         TOTAL CURRENT ASSETS                                         674,271          704,986
                                                                  -----------      -----------

     PROPERTY AND EQUIPMENT
         Owned assets, net of accumulated depreciation                348,714          348,316
         Capitalized leases, net of accumulated amortization           13,650           13,840
                                                                  -----------      -----------

                      TOTAL PROPERTY AND EQUIPMENT                    362,364          362,157
                                                                  -----------      -----------

         Other assets and deferred charges                             52,624           52,408
                                                                  -----------      -----------

         TOTAL ASSETS                                             $ 1,089,259      $ 1,119,551
                                                                  ===========      ===========

     LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
     Liabilities Not Subject To
     Compromise Current Liabilities:

         Notes payable to banks                                   $   130,000      $   156,655
         Accounts payable                                              62,718           63,461
         Accrued expenses                                             151,769          139,802
         State & local sales tax                                       14,868           12,487
         Current maturities of long-term debt                              --               --
         Current maturities capitalized leases                            329              353
                                                                  -----------      -----------

         TOTAL CURRENT LIABILITIES                                    359,684          372,758

     Long-Term Liabilities:
         Long-term debt                                                60,000           60,000
         Capitalized lease obligations                                  1,918            2,194
     Liabilities Subject To Compromise:
         Accrued restructuring costs                                   44,477           44,530
         Capitalized lease obligations                                 24,798           24,798
         Long-term debt                                               424,872          426,089
         Accounts payable                                             194,098          193,128
         Accrued expenses                                              66,270           65,452
                                                                  -----------      -----------
         Total Liabilities Subject To Compromise                      754,514          753,998

         TOTAL LIABILITIES                                          1,176,116        1,188,947
                                                                  -----------      -----------

     COMMITMENTS AND CONTINGENCIES

     SHAREHOLDERS' (DEFICIT) EQUITY
         Common stock                                                  49,979           49,979
         Additional paid-in-capital                                     6,211            6,211
         Deferred compensation                                           (486)            (503)
         Accumulated other comprehensive loss                              --               --
         Retained (deficit) earnings                                 (142,560)        (125,084)
                                                                  -----------      -----------
                  TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                (86,857)         (69,398)

         TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY     $ 1,089,259      $ 1,119,551
                                                                  ===========      ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 1, 2000 THROUGH MAY 28, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 05/28/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: May 1, 2000 THROUGH May 28, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  05/28/00
FORM OPR-4

                                                   Total         Current
                                                  --------       --------

Trade accounts payable (merchandise)              $ 62,718       $ 62,718

                                                   Total         Current
                                                  --------       --------
Expense & other payables                          $151,769       $151,769

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 1, 2000 THROUGH MAY 28, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                    Date           Date         Total
                TAXES PAYABLE                     Incurred         Due           Due
                                                  --------       -------    ----------
Federal income tax                             **  Various       Various     7,843,442

State income tax                                   Various       Various       (57,963)
                                                                            ----------

                                      SUBTOTAL                               7,785,479
                                                                            ----------


Sales/use tax                         SUBTOTAL     Various       Various    14,868,051
                                                                            ----------


Personal property tax                           *  Various       Various     2,261,007

Real estate taxes                               *  Various       Various     9,856,357

Inventory taxes                                 *  Various       Various             -

Gross receipts/bus. licenses                    *  Various       Various        62,054

Franchise taxes                                 *  Various       Various       420,370
                                                                            ----------

                                      SUBTOTAL                              12,599,788
                                                                            ----------

TOTAL TAXES PAYABLE                                                         35,253,318
                                                                            ==========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: MAY 1, 2000 THROUGH MAY 28, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                     DATE                             TOTAL DUE
                                                   INCURRED          DATE DUE     (5/28/00 BALANCE)
                                                   ------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                        04/14/00         04/14/04         $130,000
         Facility standby letters of credit         04/14/00         04/14/04           38,964
         Facility trade letters of credit           04/14/00         04/14/04            4,770
         Term loans                                 04/14/00         04/14/04           60,000
                                                                                      --------
         TOTAL EXTENSIONS OF CREDIT                                                   $233,734
                                                                                      ========

ACCRUED INTEREST PAYABLE                                                              $  1,842
                                                                                      ========

              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                          (Debtor - in - Possession)
                                (In thousands)

                                                                               ACTIVITY
                                                                              MAY 1, 2000
                                                                                THROUGH
                                                                              MAY 28, 2000
                                                                              ------------
Net Sales                                                                       $ 154,017

Costs of merchandise sold and buying and occupancy expense                        115,574
                                                                                ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses      38,443

Selling, General and Administrative Expenses:
     Net Employment Expense                                                        25,221
     Net Advertising                                                               15,016
     Banking and Other Fees                                                         2,225
     Real Estate and Other Taxes                                                    1,814
     Supplies                                                                         690
     Communication and Equipment                                                      363
     Travel                                                                           463
     UCC and Other Services                                                           375
     Legal and Professional                                                           290
     Sales and Shipping                                                                66
     Insurance                                                                        385
     Miscellaneous                                                                     76
     Credit Card Services                                                             (46)
                                                                                ---------
Total Selling, General and Administrative Expenses                                 46,938

Other expense/(income), net                                                            70

Restructuring charge (credit)                                                          85

Depreciation and amortization                                                       3,078
                                                                                ---------

Earnings (loss) before interest, reorganization items, and income tax             (11,729)

Interest expense - debt                                                             2,837
Interest expense - capitalized leases                                                 283
                                                                                ---------

Earnings (loss) before reorganization items, and income tax                       (14,849)

Reorganization Items:

     Legal and Professional                                                         2,396
     Miscellaneous fees                                                               206
     Close Store Charges                                                               24
                                                                                ---------
     Total Reorganization Items                                                     2,627

Earnings (loss) before income tax                                                 (17,476)
     Income tax benefit                                                                --
     Cumulative Effect of Change in Accounting Principles                              --
                                                                                ---------

Net earnings (loss)                                                             $ (17,476)
                                                                                =========
